INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED APRIL 30, 2026, TO THE
PROSPECTUSES DATED FEBRUARY 27, 2026, OF:
Invesco Top QQQ ETF (QBIG)
(the “Fund”)
Nasdaq, Inc. (“Nasdaq”) has announced certain changes to the methodology of the Nasdaq-100 Index® (the “Nasdaq-100®”), which take effect on May 1, 2026. Accordingly, on that date, the Fund’s Prospectuses are revised as follows:
1.
The following disclosure replaces similar disclosure in the section titled Principal Investment Strategies of the Fund’s Summary Prospectus and the sections titled Summary Information – Principal Investment Strategies and Additional Information About the Fund’s Strategies and Risks – Principal Investment Strategies of the Fund’s Statutory Prospectus:
The Nasdaq-100® consists of securities of 100 of the largest domestic and international non-financial companies listed on U.S. Nasdaq-affiliated listing exchanges based on market capitalization.
Please Retain This Supplement For Future Reference.
P-QBIG-SUMSTAT-SUP 043026